UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2013

Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio	44406-05555
(Address of principal executive offices)	(Zip Code)

(330) 533-3341

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On April 25, 2013, Farmers National Banc Corp. (the “Company”) held its 2013 Annual Meeting of Shareholders (the “2013 Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved an amendment to Article IV of the Company’s Articles of Incorporation, as amended (the “Articles”), to increase the Company’s authorized common shares from 25,000,000 shares to 35,000,000 shares (the “Common Shares Amendment”). The Common Shares Amendment will be effective upon filing with the Secretary of State of the State of Ohio.

A copy of the Common Shares Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 25, 2013, Farmers National Banc Corp. (the “Company”) held its 2013 Annual Meeting of Shareholders (the “2013 Annual Meeting”) for the purposes of: (i) electing three directors for a term expiring at the 2016 Annual Meeting of Shareholders; (ii) adopting a proposal to amend Article XIII of the Articles to eliminate pre-emptive rights; (iii) adopting a proposal to approve the Common Shares Amendment; (iv) approving a non-binding advisory vote regarding the compensation of the Company’s named executive officers as disclosed in its proxy statement; (v) ratifying the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013; and (vi) approving the adjournment of the 2013 Annual Meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the 2013 Annual Meeting to adopt the proposed amendments to the Articles. As of the close of business on March 6, 2013, the record date for the 2013 Annual Meeting, 18,795,048 common shares were outstanding and entitled to vote. At the Annual Meeting, 15,020,833, or approximately 79.91%, of the outstanding common shares entitled to vote were represented in person or by proxy.

The results of the voting at the 2013 Annual Meeting are as follows:

1.	The three nominees for director were elected to serve a three-year term ending at the 2016 Annual Meeting of Shareholders:

Name	Votes For	Votes Withheld	Broker Non-Votes
Ralph D. Macali	11,728,620	834,843	2,457,370
Earl R. Scott	11,931,138	632,325	2,457,370
Gregg Strollo	11,911,063	652,400	2,457,370

2.	By the following vote, the shareholders did not approve the proposal to amend Article XIII of the Articles to eliminate pre-emptive rights:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,548,880	1,852,992	161,591	2,457,370

3.	By the following vote, the shareholders approved the Common Shares Amendment proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,066,396	1,886,714	67,723	—

4.	By the following vote, the shareholders approved an advisory vote on the 2012 compensation paid to the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,729,129	1,644,747	189,587	2,457,370

5.	The selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013 was ratified:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,472,713	335,650	212,470	—

6.	By the following vote, the shareholders approved the adjournment of the 2013 Annual Meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the 2013 Annual Meeting to adopt the proposed amendment to the Articles:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,962,790	1,950,824	107,219	—

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

3.1	Amendment to Articles of Incorporation of Farmers National Banc Corp. (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By:	/s/ John S. Gulas
John S. Gulas
President and Chief Executive Officer

Date: May 1, 2013